EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank “) pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (other than those removed prior to the closing date) and other similar mortgage loans (together, the “Closing Date Mortgage Loans “). Pursuant to each subsequent transfer instrument, the trust will acquire subsequent mortgage loans to be included in the mortgage pool. The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the “mortgage loans”. The cut-off date for the initial mortgage loans and the mortgage loans transferred pursuant to the subsequent transfer instrument dated June 28, 2005 is June 1, 2005 and the cut-off date for mortgage loans transferred pursuant to the subsequent transfer instrument dated July 12, 2005 is July 1, 2005 (each, a “cut-off date”). The Closing Date Mortgage Loans are have an aggregate principal balance as of the related cut-off date of approximately $849,999,571. The Closing Date Mortgage Loans to be included in loan group I have an aggregate principal balance equal to approximately $427,334,379, and the Closing Date Mortgage Loans to be included in loan group II have an aggregate principal balance equal to approximately $422,665,192.

As of the related cut-off date, the aggregate Stated Principal Balance of the Mortgage Loans is approximately $849,999,571. The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

At origination, 98.78% of the Mortgage Loans in loan group I and approximately 99.29% of the Mortgage Loans in loan group II had stated terms to maturity of 30 years. All of the Mortgage Loans provide for payments due on the first day of each month (a “due date”). Scheduled monthly payments made by the mortgagors on the mortgage loans (“scheduled payments”) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

With the exception of 434 of the Mortgage Loans in loan group I and 459 of the Mortgage Loans in loan group II, representing approximately 18.35% and 31.50%, respectively, of the Mortgage Loans in that loan group (these Mortgage Loans are referred to in this prospectus supplement as the “interest-only mortgage loans”), 81.65% of the Mortgage Loans in loan group I and 68.50% of the Mortgage Loans in loan group II will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

Approximately 20.26% of the Mortgage Loans in loan group I and approximately 20.87% of the Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and approximately 0.01% of the Mortgage Loans in loan group I and approximately 0.00% of the Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

Approximately 2065 Mortgage Loans in loan group I and approximately 1232 Mortgage Loans in group II, representing approximately 77.84% and 76.38% of the related cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period “), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to three years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate (the “Mortgage Rate “) of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The adjustable-rate mortgage loans include 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans, 5/25 Adjustable Mortgage Loans, 7/23 Adjustable Mortgage Loans and 10/20 Adjustable Rate Mortgage Loans. The rates on these loans adjust periodically on a date (the “Adjustment Date “), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap “. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index. “6-month LIBOR” and “1-year LIBOR” are equal to the average of interbank offered rates for six month or one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. The “1-year CMT” is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the adjustable-rate Mortgage Loans.

	Initial Fixed Period	Base Index	Periodic Rate Adjustment Period
2/28 LIBOR Adjustable Mortgage Loans	2 years	6-month LIBOR	6 mos.
3/27 LIBOR Adjustable Mortgage Loans	3 years	6-month LIBOR	6 mos.
3/1 CMT Adjustable Mortgage Loans	3 years	1-year CMT	1 year
5/25 LIBOR Adjustable Mortgage Loans	5 years	6-month LIBOR	6 mos.
5/1 LIBOR Adjustable Mortgage Loans	5 years	1-year LIBOR	1 year
7/1 CMT Adjustable Mortgage Loans	7 years	1-year CMT	1 year
10/6 LIBOR Adjustable Mortgage Loans	10 years	6-month LIBOR	6 mos.
10/20 LIBOR Adjustable Mortgage Loans	10 years	6-month LIBOR	6 mos.
7/23 LIBOR Adjustable Mortgage Loans	7 years	6-month LIBOR	6 mos.
6 Month LIBOR Adjustable Mortgage Loans	6 months	6-month LIBOR	6 mos.

The 2/28 Adjustable Mortgage Loans will include performance loans (“Performance Loans”) that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 2.92% of the Mortgage Loans are Performance Loans.

ALL MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50,000 or Less	201	$7,885,757	0.93%
50,001-100,000	638	49,377,016	5.81
100,001-150,000	831	104,152,095	12.25
150,001-200,000	833	145,855,189	17.16
200,001-250,000	564	126,941,546	14.93
250,001-300,000	412	113,430,060	13.34
300,001-350,000	278	90,232,011	10.62
350,001-400,000	202	76,352,846	8.98
400,001-450,000	110	47,083,682	5.54
450,001-500,000	100	47,802,812	5.62
500,001-550,000	28	14,728,533	1.73
550,001-600,000	9	5,199,891	0.61
600,001-650,000	17	10,701,539	1.26
650,001-700,000	2	1,380,000	0.16
700,001-750,000	2	1,453,429	0.17
800,001-850,000	2	1,673,232	0.20
850,001-900,000	2	1,776,000	0.21
950,001-1,000,000	4	3,973,933	0.47
Total:	4,235	$849,999,571	100.00%

The average current principal balance of the Mortgage Loans is approximately $200,708.28.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
3.501 - 4.000	2	$672,568	0.08%
4.001 - 4.500	19	5,541,214	0.65
4.501 - 5.000	130	41,116,671	4.84
5.001 - 5.500	165	47,344,185	5.57
5.501 - 6.000	281	75,557,393	8.89
6.001 - 6.500	503	118,848,056	13.98
6.501 - 7.000	678	152,218,898	17.91
7.001 - 7.500	668	131,324,374	15.45
7.501 - 8.000	541	98,253,564	11.56
8.001 - 8.500	358	61,233,340	7.20
8.501 - 9.000	354	50,930,231	5.99
9.001 - 9.500	160	20,049,163	2.36
9.501-10.000	121	14,877,263	1.75
10.001-10.500	69	9,719,541	1.14
10.501-11.000	73	9,448,229	1.11
11.001-11.500	52	6,521,688	0.77
11.501-12.000	37	3,772,518	0.44
12.001-12.500	15	1,431,323	0.17
12.501-13.000	8	1,011,850	0.12
13.001-13.500	1	127,500	0.02
Total:	4,235	$849,999,571	100.00%

The weighted average mortgage rate of the Mortgage Loans is approximately 7.154%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
NA	18	$ 3,465,322	0.41%
500 or less	13	2,201,766	0.26
501- 520	189	28,036,375	3.30
521- 540	213	34,624,317	4.07
541- 560	276	47,139,547	5.55
561- 580	312	56,006,001	6.59
581- 600	551	95,984,062	11.29
601- 620	603	117,510,737	13.82
621- 640	463	92,003,474	10.82
641- 660	481	102,530,009	12.06
661- 680	307	68,072,760	8.01
681- 700	218	47,835,570	5.63
701- 720	175	42,479,414	5.00
721- 740	154	40,696,379	4.79
741- 760	105	27,233,705	3.20
761- 780	83	25,312,304	2.98
781- 800	53	13,728,487	1.62
801- 820	21	5,139,343	0.60
Total:	4,235	$ 849,999,571	100.00%

The non-zero weighted average FICO score of the Mortgage Loans is approximately 636.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1	201	$ 39,918,361	4.70%
1+	542	128,066,295	15.07
1++	2,884	584,516,344	68.77
2	130	23,177,635	2.73
3	103	16,925,589	1.99
4	282	39,562,936	4.65
N/A	93	17,832,410	2.10
Total:	4,235	$ 849,999,571	100.00%

(1) Credit Levels are assigned as described under the heading “—Underwriting Standards.”

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	4,235	$ 849,999,571	100.00%
Total:	4,235	$ 849,999,571	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Original Loan-to-value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50 or below	248	$ 44,867,056	5.28%
50.01- 55.00	97	19,624,495	2.31
55.01- 60.00	124	27,554,511	3.24
60.01- 65.00	191	43,767,624	5.15
65.01- 70.00	302	58,130,256	6.84
70.01- 75.00	252	55,371,632	6.51
75.01- 80.00	1,744	351,693,337	41.38
80.01- 85.00	320	68,283,057	8.03
85.01- 90.00	652	124,462,176	14.64
90.01- 95.00	214	42,260,998	4.97
95.01- 100.00	91	13,984,429	1.65
Total:	4,235	$ 849,999,571	100.00%

The weighted average original loan-to-value ratio of the Mortgage Loans is approximately 77.25%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full Documentation	2,543	$ 485,235,813	57.09%
Stated Documentation	1,582	339,713,350	39.97
Limited	89	18,714,556	2.20
Fast Forward	21	6,335,852	0.75
Total:	4,235	$ 849,999,571	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Refinance-Cash out	2,354	$ 492,448,046	57.94%
Purchase	1,710	323,523,340	38.06
Refinance-Rate Term	171	34,028,185	4.00
Total:	4,235	$ 849,999,571	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary	3,820	$ 788,968,819	92.82%
Non-Owner Occupied	365	49,113,082	5.78
Second Home	50	11,917,670	1.40
Total:	4,235	$ 849,999,571	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	3,067	$ 598,674,137	70.43%
Planned Unit Development	452	100,101,159	11.78
2-4 Family	266	69,896,413	8.22
Condo	286	51,866,170	6.10
Townhouse	132	20,084,306	2.36
Condo-High Rise more than 8 floors	32	9,377,387	1.10
Total:	4,235	$ 849,999,571	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
New York	552	$ 164,968,120	19.41%
California	486	136,554,110	16.07
Florida	491	91,882,507	10.81
New Jersey	333	78,360,161	9.22
Maryland	206	43,636,451	5.13
Georgia	256	40,324,331	4.74
Virginia	180	38,332,480	4.51
Illinois	162	32,236,770	3.79
Texas	162	20,357,699	2.40
Colorado	87	16,136,359	1.90
Massachusetts	61	14,170,100	1.67
Pennsylvania	107	12,860,308	1.51
Ohio	133	12,669,265	1.49
Michigan	109	12,592,034	1.48
Connecticut	60	12,541,745	1.48
Other	850	122,377,132	14.40
Total:	4,235	$ 849,999,571	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10469	11	$ 3,623,515	0.43%
11598	8	3,346,323	0.39
11706	14	3,294,123	0.39
22193	11	2,922,901	0.34
11758	9	2,662,744	0.31
11787	7	2,577,381	0.30
11236	7	2,414,676	0.28
11003	7	2,360,725	0.28
11717	8	2,021,411	0.24
20744	7	1,951,806	0.23
Other	4,146	822,823,966	96.80
Total:	4,235	$ 849,999,571	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 or less	44	$ 7,865,964	0.93%
181 - 240	46	8,181,349	0.96
301 - 360	4,189	841,818,222	99.04
Total:	4,235	$ 849,999,571	100.00%

The weighted average term to maturity of the Mortgage Loans is approximately 357 months.

PRODUCT TYPE

STATISTICAL ALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed-15 Year	43	$ 7,806,226	0.92%
Fixed-20 Year	3	456,117	0.05
Fixed-30 Year	696	164,679,257	19.37
Interest Only-Fixed 30 Year	5	1,786,750	0.21
Balloon-15/30	1	59,738	0.01
ARM-2 Year/6 Month	3,062	580,896,067	68.34
ARM-3 Year/6 Month	143	30,376,930	3.57
ARM-5 Year/6 Month	29	6,206,664	0.73
ARM-3 Year/1 Year	61	11,539,108	1.36
ARM-5 Year/1 Year	5	1,169,866	0.14
ARM-7 Year/1 Year	1	388,199	0.05
ARM-10 Year/6 Month	1	245,000	0.03
ARM-7 Year/6 Month	1	314,639	0.04
ARM-10 Year/6 Month IO	1	167,120	0.02
ARM-6 Month IO	1	259,200	0.03
ARM-2 Year/6 Month IO	158	37,317,406	4.39
ARM-3 Year/6 Month IO	19	4,226,430	0.50
ARM-5 Year/6 Month IO	4	1,895,000	0.22
ARM-3 Year/1 Year IO	1	209,856	0.02
Total:	4,235	$ 849,999,571	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	938	$ 194,518,428	22.88%
12	173	39,152,295	4.61
24	2,156	398,706,840	46.91
36	966	217,222,236	25.56
60	2	399,772	0.05
Total:	4,235	$ 849,999,571	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
1.000	1	623,317	0.07
1.500	7	1,600,462	0.19
2.000	39	10,421,561	1.23
3.000	3,398	652,203,239	76.73
5.000	41	10,037,304	1.18
6.000	1	325,600	0.04
Total:	4,235	$ 849,999,571	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
1.000	3,400	656,399,240	77.22
1.500	9	2,111,747	0.25
2.000	78	16,700,496	1.96
Total:	4,235	$ 849,999,571	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
Less than 3.500	30	8,388,972	0.99
3.501 - 4.000	6	1,271,257	0.15
4.001 - 4.500	61	16,587,398	1.95
4.501 - 5.000	675	171,544,873	20.18
5.001 - 5.500	1,197	221,932,502	26.11
5.501 - 6.000	798	156,162,352	18.37
6.001 - 6.500	302	36,561,519	4.30
6.501 - 7.000	202	37,555,667	4.42
7.001 - 7.500	189	22,675,600	2.67
7.501 - 8.000	22	2,080,851	0.24
8.001 - 8.500	5	450,493	0.05
Total:	4,235	$ 849,999,571	100.00%

The weighted average gross margin of the Mortgage Loans is approximately 5.512%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
Less than 12.500	619	153,270,402	18.03
12.501 - 13.000	597	134,155,532	15.78
13.001 - 13.500	614	122,867,082	14.45
13.501 - 14.000	518	95,433,566	11.23
14.001 - 14.500	330	58,143,083	6.84
14.501 - 15.000	319	47,640,817	5.60
15.001 - 15.500	151	19,547,431	2.30
15.501 - 16.000	105	13,749,489	1.62
16.001 - 16.500	64	9,313,487	1.10
16.501 - 17.000	71	9,375,578	1.10
17.001 - 17.500	46	5,854,825	0.69
17.501 - 18.000	32	3,507,461	0.41
18.001 - 18.500	13	1,253,561	0.15
18.501 - 19.000	7	971,670	0.11
19.001 - 19.500	1	127,500	0.02
Total:	4,235	$ 849,999,571	100.00%

The weighted average maximum mortgage rate of the Mortgage Loans is approximately 13.467%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
Less than 5.000	740	190,078,258	22.36
5.001 - 5.500	1,180	220,628,265	25.96
5.501 - 6.000	798	155,735,389	18.32
6.001 - 6.500	318	40,466,118	4.76
6.501 - 7.000	210	38,845,846	4.57
7.001 - 7.500	179	22,084,663	2.60
7.501 - 8.000	35	3,905,718	0.46
8.001 - 8.500	10	1,227,536	0.14
8.501 - 9.000	8	1,282,280	0.15
9.001 - 9.500	4	454,750	0.05
9.501 - 10.000	2	249,640	0.03
10.001 - 10.500	1	127,500	0.02
11.001 - 11.500	1	85,545	0.01
14.001 - 14.500	1	39,976	0.00
Total:	4,235	$ 849,999,571	100.00%

The weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.546%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	748	$ 174,788,088	20.56%
November 1, 2005	2	468,310	0.06
December 1, 2005	1	623,317	0.07
October 1, 2006	2	635,110	0.07
November 1, 2006	9	1,599,451	0.19
December 1, 2006	41	11,715,238	1.38
January 1, 2007	99	26,210,301	3.08
February 1, 2007	73	17,885,201	2.10
March 1, 2007	60	13,434,274	1.58
April 1, 2007	268	51,259,208	6.03
May 1, 2007	914	168,016,702	19.77
June 1, 2007	980	181,464,837	21.35
July 1, 2007	764	144,418,779	16.99
August 1, 2007	11	1,541,965	0.18
September 1, 2007	2	259,282	0.03
October 1, 2007	3	360,355	0.04
November 1, 2007	6	1,922,681	0.23
December 1, 2007	9	2,642,311	0.31
January 1, 2008	11	3,240,583	0.38
February 1, 2008	6	1,799,427	0.21
March 1, 2008	6	1,254,681	0.15
April 1, 2008	14	3,365,363	0.40
May 1, 2008	52	10,207,939	1.20
June 1, 2008	61	11,024,687	1.30
July 1, 2008	51	9,518,707	1.12
August 1, 2008	1	160,000	0.02
June 1, 2009	1	228,000	0.03
September 1, 2009	1	197,819	0.02
October 1, 2009	1	154,400	0.02
November 1, 2009	2	322,870	0.04
January 1, 2010	1	324,000	0.04
February 1, 2010	1	305,000	0.04
March 1, 2010	1	336,000	0.04
April 1, 2010	4	2,101,538	0.25
May 1, 2010	7	1,472,628	0.17
June 1, 2010	11	2,172,200	0.26
July 1, 2010	7	1,591,962	0.19
February 1, 2012	1	388,199	0.05
May 1, 2012	2	421,039	0.05
July 1, 2015	1	167,120	0.02
Total:	4,235	$ 849,999,571	100.00%

The weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 24 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

The Mortgage Loans to be included in loan group I consist of 2,615 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $427,334,379, subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50,000 or Less	152	$ 5,948,645	1.39%
50,001- 100,000	511	39,544,028	9.25
100,001- 150,000	730	91,712,810	21.46
150,001- 200,000	447	78,425,381	18.35
200,001- 250,000	321	72,655,032	17.00
250,001- 300,000	244	67,413,601	15.78
300,001- 350,000	157	51,121,593	11.96
350,001- 400,000	36	13,042,362	3.05
400,001- 450,000	13	5,625,800	1.32
450,001- 500,000	4	1,845,127	0.43
Total:	2,615	$ 427,334,379	100.00%

The average current principal balance of the Group I Mortgage Loans is approximately $163,417.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001 - 4.500	15	$ 3,968,272	0.93%
4.501 - 5.000	76	18,040,110	4.22
5.001 - 5.500	98	23,297,944	5.45
5.501 - 6.000	154	34,724,528	8.13
6.001 - 6.500	269	52,151,636	12.20
6.501 - 7.000	366	64,324,680	15.05
7.001 - 7.500	413	64,292,860	15.05
7.501 - 8.000	368	56,754,037	13.28
8.001 - 8.500	244	35,497,347	8.31
8.501 - 9.000	243	30,228,590	7.07
9.001 - 9.500	124	14,083,686	3.30
9.501 - 10.000	87	10,952,950	2.56
10.001 - 10.500	50	6,217,955	1.46
10.501 - 11.000	51	6,105,743	1.43
11.001 - 11.500	24	3,456,574	0.81
11.501 - 12.000	25	2,630,383	0.62
12.001 - 12.500	6	407,028	0.10
12.501 - 13.000	2	200,056	0.05
Total:	2,615	$ 427,334,379	100.00%

The weighted average mortgage rate of the Group I Mortgage Loans is approximately 7.310%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
NA	12	$ 2,372,271	0.56%
500 or less	2	238,312	0.06
501- 520	110	15,556,477	3.64
521- 540	140	20,743,188	4.85
541- 560	182	28,473,777	6.66
561- 580	212	35,607,994	8.33
581- 600	347	51,417,981	12.03
601- 620	409	65,165,390	15.25
621- 640	285	48,252,964	11.29
641- 660	276	43,619,696	10.21
661- 680	176	29,572,735	6.92
681- 700	135	22,230,800	5.20
701- 720	99	17,828,588	4.17
721- 740	87	17,151,590	4.01
741- 760	56	11,355,346	2.66
761- 780	36	7,798,274	1.82
781- 800	36	6,879,686	1.61
801- 820	15	3,069,310	0.72
Total:	2,615	$ 427,334,379	100.00%

The non-zero weighted average FICO score of the Group I Mortgage Loans is approximately 628.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1	131	$ 21,992,483	5.15%
1+	335	65,322,504	15.29
1++	1,745	277,721,272	64.99
2	98	16,454,225	3.85
3	73	11,741,530	2.75
4	194	27,509,457	6.44
N/A	39	6,592,908	1.54
Total:	2,615	$ 427,334,379	100.00%

(1) Credit Levels are assigned as described under the heading “—Underwriting Standards.”

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	2,615	$ 427,334,379	100.00%
Total:	2,615	$ 427,334,379	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Original Loan-to-value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50 or below	177	$ 29,125,204	6.82%
50.01- 55.00	71	13,481,545	3.15
55.01- 60.00	81	15,366,007	3.60
60.01- 65.00	127	23,935,700	5.60
65.01- 70.00	191	32,121,736	7.52
70.01- 75.00	165	31,877,223	7.46
75.01- 80.00	896	127,042,189	29.73
80.01- 85.00	228	44,396,842	10.39
85.01- 90.00	468	77,588,924	18.16
90.01- 95.00	157	26,831,194	6.28
95.01- 100.00	54	5,567,814	1.30
Total:	2,615	$ 427,334,379	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

The weighted average original loan-to-value ratio of the Group I Mortgage Loans is approximately 76.65%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full Documentation	1,620	$ 253,673,016	59.36%
Stated Documentation	935	162,742,814	38.08
Limited	49	8,730,451	2.04
Fast Forward	11	2,188,098	0.51
Total:	2,615	$ 427,334,379	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Refinance-Cashout	1,732	$ 323,894,986	75.79%
Purchase	757	81,859,443	19.16
Refinance-Rate Term	126	21,579,950	5.05
Total:	2,615	$ 427,334,379	100.00%

OCCUPANCY TYPE(1)

(MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary	2,316	$ 386,015,378	90.33%
Non-Owner Occupied	273	36,841,071	8.62
Second Home	26	4,477,929	1.05
Total:	2,615	$ 427,334,379	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	1,958	$ 313,209,148	73.29%
Planned Unit Development	226	39,651,304	9.28
2-4 Family	159	36,837,360	8.62
Condo	168	24,336,976	5.70
Townhouse	95	11,790,845	2.76
Condo-High Rise more than 8 floors	9	1,508,746	0.35
Total:	2,615	$ 427,334,379	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
New York	317	$ 79,612,971	18.63%
California	208	46,382,976	10.85
New Jersey	209	43,208,298	10.11
Florida	262	40,161,879	9.40
Georgia	188	26,303,756	6.16
Maryland	125	22,503,538	5.27
Illinois	111	18,969,170	4.44
Virginia	94	15,438,685	3.61
Texas	108	10,504,766	2.46
Michigan	87	9,772,072	2.29
Ohio	104	9,327,861	2.18
Pennsylvania	81	8,838,433	2.07
Colorado	54	8,464,187	1.98
Massachusetts	39	8,422,433	1.97
Alabama	68	6,660,080	1.56
Other	560	72,763,273	17.03
Total:	2,615	$ 427,334,379	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10469	8	$ 2,736,092	0.64%
11706	10	2,422,466	0.57
11717	6	1,569,960	0.37
11784	5	1,482,828	0.35
22193	6	1,467,780	0.34
11758	6	1,457,231	0.34
8724	6	1,393,752	0.33
11704	5	1,385,785	0.32
11520	5	1,369,193	0.32
11236	4	1,289,013	0.30
Other	2,554	410,760,281	96.12
Total:	2,615	$ 427,334,379	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 or Less	28	$ 4,955,618	1.16%
181- 240	1	216,000	0.05
301- 360	2,586	422,162,761	98.79
Total:	2,615	$ 427,334,379	100.00%

The weighted average term to maturity of the Group I Mortgage Loans is approximately 357 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed-15 Year	27	$ 4,895,879	1.15%
Fixed-20 Year	1	216,000	0.05
Fixed-30 Year	391	81,414,532	19.05
Balloon-15/30	1	59,738	0.01
ARM-2 Year/6 Month	1,964	300,700,731	70.37
ARM-3 Year/6 Month	87	14,966,780	3.50
ARM-3 Year/1 Year	47	7,306,498	1.71
ARM-5 Year/1Year	4	980,328	0.23
ARM-7 Year/6 Month	1	314,639	0.07
ARM-2 Year/6 Month IO	78	13,916,200	3.26
ARM-3 Year/6 Month IO	14	2,563,055	0.60
Total:	2,615	$ 427,334,379	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	550	$ 94,678,979	22.16%
12	90	15,332,332	3.59
24	1,383	204,906,082	47.95
36	592	112,416,986	26.31
Total:	2,615	$ 427,334,379	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
1.500	5	983,380	0.23
2.000	19	4,336,920	1.01
3.000	2,163	333,520,964	78.05
5.000	7	1,581,366	0.37
6.000	1	325,600	0.08
Total:	2,615	$ 427,334,379	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
1.000	2,135	330,798,048	77.41
1.500	6	1,334,966	0.31
2.000	54	8,615,216	2.02
Total:	2,615	$ 427,334,379	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
Less than or equal to 3.500	13	2,972,810	0.70
3.501 - 4.000	4	839,387	0.20
4.001 - 4.500	31	6,992,566	1.64
4.501 - 5.000	286	65,658,953	15.36
5.001 - 5.500	798	115,594,983	27.05
5.501 - 6.000	542	83,805,911	19.61
6.001 - 6.500	223	22,897,276	5.36
6.501 - 7.000	151	26,068,230	6.10
7.001 - 7.500	128	14,355,434	3.36
7.501 - 8.000	16	1,321,872	0.31
8.001 - 8.500	3	240,807	0.06
Total:	2,615	$ 427,334,379	100.00%

The weighted average gross margin of the Group I Mortgage Loans is approximately 5.630%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
Less than or equal to 12.500	301	59,567,618	13.94
12.501 - 13.000	321	56,471,941	13.21
13.001 - 13.500	384	60,612,016	14.18
13.501 - 14.000	360	55,935,887	13.09
14.001 - 14.500	243	35,934,953	8.41
14.501 - 15.000	232	29,191,157	6.83
15.001 - 15.500	118	13,630,703	3.19
15.501 - 16.000	80	10,495,579	2.46
16.001 - 16.500	49	6,189,167	1.45
16.501 - 17.000	51	6,105,743	1.43
17.001 - 17.500	24	3,456,574	0.81
17.501 - 18.000	24	2,549,807	0.60
18.001 - 18.500	6	407,028	0.10
18.501 - 19.000	2	200,056	0.05
Total:	2,615	$ 427,334,379	100.00%

The weighted average maximum mortgage rate of the Group I Mortgage Loans is approximately 13.697%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
Less than or equal to 5.000	317	72,534,362	16.97
5.001 - 5.500	778	113,686,345	26.60
5.501 - 6.000	543	83,294,165	19.49
6.001 - 6.500	238	26,286,352	6.15
6.501 - 7.000	152	26,428,705	6.18
7.001 - 7.500	123	14,045,948	3.29
7.501 - 8.000	27	2,595,290	0.61
8.001 - 8.500	6	679,950	0.16
8.501 - 9.000	6	620,770	0.15
9.001 - 9.500	2	329,850	0.08
9.501 - 10.000	1	120,971	0.03
11.001 - 11.500	1	85,545	0.02
14.001 - 14.500	1	39,976	0.01
Total:	2,615	$ 427,334,379	100.00%

The weighted average minimum mortgage rate of the Group I Mortgage Loans is approximately 5.669%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	420	$ 86,586,149	20.26%
November 1, 2005	1	209,110	0.05
October 1, 2006	1	275,110	0.06
November 1, 2006	4	524,689	0.12
December 1, 2006	15	2,880,817	0.67
January 1, 2007	57	12,363,999	2.89
February 1, 2007	44	8,883,386	2.08
March 1, 2007	38	7,353,633	1.72
April 1, 2007	166	26,083,633	6.10
May 1, 2007	590	85,891,283	20.10
June 1, 2007	620	93,674,989	21.92
July 1, 2007	497	75,496,572	17.67
August 1, 2007	9	979,710	0.23
September 1, 2007	2	259,282	0.06
October 1, 2007	3	360,355	0.08
November 1, 2007	4	1,003,607	0.23
December 1, 2007	6	1,545,789	0.36
January 1, 2008	6	1,445,433	0.34
February 1, 2008	2	324,999	0.08
March 1, 2008	5	1,094,983	0.26
April 1, 2008	7	1,293,322	0.30
May 1, 2008	34	5,633,208	1.32
June 1, 2008	44	6,532,525	1.53
July 1, 2008	35	5,342,830	1.25
March 1, 2010	1	336,000	0.08
May 1, 2010	2	497,328	0.12
June 1, 2010	1	147,000	0.03
May 1, 2012	1	314,639	0.07
Total:	2,615	$ 427,334,379	100.00%

The weighted average number of months to the next adjustment date for the Group I Mortgage Loans is approximately 24 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

The Mortgage Loans to be included in loan group II consist of 1,620 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $422,665,192, subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II2

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50,000 or Less	49	$ 1,937,111	0.46%
50,001- 100,000	127	9,832,988	2.33
100,001- 150,000	101	12,439,284	2.94
150,001- 200,000	386	67,429,808	15.95
200,001- 250,000	243	54,286,515	12.84
250,001- 300,000	168	46,016,459	10.89
300,001- 350,000	121	39,110,418	9.25
350,001- 400,000	166	63,310,484	14.98
400,001- 450,000	97	41,457,882	9.81
450,001- 500,000	96	45,957,685	10.87
500,001- 550,000	28	14,728,533	3.48
550,001- 600,000	9	5,199,891	1.23
600,001- 650,000	17	10,701,539	2.53
650,001- 700,000	2	1,380,000	0.33
700,001- 750,000	2	1,453,429	0.34
800,001- 850,000	2	1,673,232	0.40
850,001- 900,000	2	1,776,000	0.42
950,001- 1,000,000	4	3,973,933	0.94
Total:	1,620	$ 422,665,192	100.00%

The average current principal balance of the Group II Mortgage Loans is approximately $260,904.

_________________________

2The values in all tables are calculated as of April 1, 2005

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
3.501 - 4.000	2	$ 672,568	0.16%
4.001 - 4.500	4	1,572,942	0.37
4.501 - 5.000	54	23,076,561	5.46
5.001 - 5.500	67	24,046,240	5.69
5.501 - 6.000	127	40,832,865	9.66
6.001 - 6.500	234	66,696,420	15.78
6.501 - 7.000	312	87,894,218	20.80
7.001 - 7.500	255	67,031,514	15.86
7.501 - 8.000	173	41,499,527	9.82
8.001 - 8.500	114	25,735,993	6.09
8.501 - 9.000	111	20,701,641	4.90
9.001 - 9.500	36	5,965,478	1.41
9.501 - 10.000	34	3,924,314	0.93
10.001 - 10.500	19	3,501,586	0.83
10.501 - 11.000	22	3,342,486	0.79
11.001 - 11.500	28	3,065,115	0.73
11.501 - 12.000	12	1,142,136	0.27
12.001 - 12.500	9	1,024,295	0.24
12.501 - 13.000	6	811,794	0.19
13.001 - 13.500	1	127,500	0.03
Total:	1,620	$ 422,665,192	100.00%

The weighted average mortgage rate of the Group II Mortgage Loans is approximately 6.99%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
NA	6	$ 1,093,051	0.26%
500 or less	11	1,963,454	0.46
501- 520	79	12,479,898	2.95
521- 540	73	13,881,129	3.28
541- 560	94	18,665,769	4.42
561- 580	100	20,398,007	4.83
581- 600	204	44,566,081	10.54
601- 620	194	52,345,347	12.38
621- 640	178	43,750,510	10.35
641- 660	205	58,910,313	13.94
661- 680	131	38,500,025	9.11
681- 700	83	25,604,770	6.06
701- 720	76	24,650,826	5.83
721- 740	67	23,544,789	5.57
741- 760	49	15,878,359	3.76
761- 780	47	17,514,029	4.14
781- 800	17	6,848,800	1.62
801- 820	6	2,070,033	0.49
Total:	1,620	$ 422,665,192	100.00%

The non-zero weighted average FICO score of the Group II Mortgage Loans is approximately 644.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1	70	$ 17,925,878	4.24%
1+	207	62,743,790	14.84
1++	1,139	306,795,072	72.59
2	32	6,723,410	1.59
3	30	5,184,059	1.23
4	88	12,053,479	2.85
N/A	54	11,239,503	2.66
Total:	1,620	$ 422,665,192	100.00%

(1) Credit Levels are assigned as described under the heading “—Underwriting Standards.”

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,620	$ 422,665,192	100.00%
Total:	1,620	$ 422,665,192	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Original Loan-to-value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50 or below	71	$ 15,741,853	3.72%
50.01- 55.00	26	6,142,950	1.45
55.01- 60.00	43	12,188,504	2.88
60.01- 65.00	64	19,831,923	4.69
65.01- 70.00	111	26,008,520	6.15
70.01- 75.00	87	23,494,410	5.56
75.01- 80.00	848	224,651,148	53.15
80.01- 85.00	92	23,886,215	5.65
85.01- 90.00	184	46,873,251	11.09
90.01- 95.00	57	15,429,804	3.65
95.01- 100.00	37	8,416,615	1.99
Total:	1,620	$ 422,665,192	100.00%

The weighted average original loan-to-value ratio of the Group II Mortgage Loans is approximately 77.85%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full Documentation	923	$ 231,562,798	54.79%
Stated Documentation	647	176,970,536	41.87
Limited	40	9,984,104	2.36
Fast Forward	8	3,353,277	0.79
Fast	2	794,478	0.19
Total:	1,620	$ 422,665,192	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	953	$ 241,663,897	57.18%
Refinance-Cashout	622	168,553,060	39.88
Refinance-Rate Term	45	12,448,235	2.95
Total:	1,620	$ 422,665,192	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Primary	1,504	$ 402,953,441	95.34%
Non-Owner Occupied	92	12,272,011	2.90
Second Home	24	7,439,741	1.76
Total:	1,620	$ 422,665,192	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	1,109	$ 285,464,988	67.54%
Planned Unit Development	226	60,449,855	14.30
2-4 Family	107	33,059,053	7.82
Condo	118	27,529,194	6.51
Townhouse	37	8,293,461	1.96
Condo-High Rise more than 8 floors	23	7,868,642	1.86
Total:	1,620	$ 422,665,192	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
California	278	$90,171,134	21.33%
New York	235	85,355,149	20.19
Florida	229	51,720,628	12.24
New Jersey	124	35,151,863	8.32
Virginia	86	22,893,796	5.42
Maryland	81	21,132,914	5.00
Georgia	68	14,020,574	3.32
Illinois	51	13,267,599	3.14
Texas	54	9,852,933	2.33
Colorado	33	7,672,171	1.82
Rhode Island	27	6,662,904	1.58
Connecticut	24	6,108,976	1.45
Washington	23	5,962,563	1.41
Massachusetts	22	5,747,667	1.36
Nevada	21	5,025,184	1.19
Other	264	41,919,139	9.92
Total:	1,620	$422,665,192	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
11598	6	$ 2,721,323	0.64%
11787	6	2,260,762	0.53
20744	6	1,785,306	0.42
11423	4	1,604,620	0.38
90240	3	1,549,673	0.37
22193	5	1,455,121	0.34
11003	4	1,444,999	0.34
11040	3	1,429,099	0.34
11570	3	1,418,916	0.34
11209	2	1,390,130	0.33
Other	1,578	405,605,244	95.96
Total:	1,620	$ 422,665,192	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 or Less	16	$ 2,910,347	0.69%
181- 240	1	99,385	0.02
301- 360	1,603	419,655,460	99.29
Total:	1,620	$ 422,665,192	100.00%

The weighted average term to maturity of the Group II Mortgage Loans is approximately 358 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed-15 Year	16	$ 2,910,347	0.69%
Fixed-20 Year	2	240,117	0.06
Fixed-30 Year	305	83,264,725	19.70
Interest Only-Fixed 30 Year	5	1,786,750	0.42
ARM-2 Year/6 Month	1,098	280,195,336	66.29
ARM-3 Year/6 Month	56	15,410,150	3.65
ARM-5 Year/6 Month	29	6,206,664	1.47
ARM-3 Year/1 Year	14	4,232,610	1.00
ARM-5 Year/1 Year	1	189,538	0.04
ARM-7 Year/1 Year	1	388,199	0.09
ARM-10 Year/6 Month	1	245,000	0.06
ARM-10 Year/6 Month IO	1	167,120	0.04
ARM-6 Month IO	1	259,200	0.06
ARM-2 Year/6 Month IO	80	23,401,207	5.54
ARM-3 Year/6 Month IO	5	1,663,375	0.39
ARM-5 Year/6 Month IO	4	1,895,000	0.45
ARM-3 Year/1 Year IO	1	209,856	0.05
Total:	1,620	$ 422,665,192	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	388	$ 99,839,449	23.62%
12	83	23,819,963	5.64
24	773	193,800,759	45.85
36	374	104,805,250	24.80
60	2	399,772	0.09
Total:	1,620	$ 422,665,192	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.000	1	$ 623,317	0.15%
1.500	2	617,083	0.15
2.000	20	6,084,642	1.44
3.000	1,235	318,682,275	75.40
5.000	34	8,455,938	2.00
Total:	1,620	$ 422,665,192	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.000	1,265	$ 325,601,192	77.04%
1.500	3	776,781	0.18
2.000	24	8,085,281	1.91
Total:	1,620	$ 422,665,192	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	328	$ 88,201,938	20.87%
Less than or equal to 3.500	17	5,416,163	1.28
3.501 - 4.000	2	431,870	0.10
4.001 - 4.500	30	9,594,832	2.27
4.501 - 5.000	389	105,885,920	25.05
5.001 - 5.500	399	106,337,519	25.16
5.501 - 6.000	256	72,356,441	17.12
6.001 - 6.500	79	13,664,243	3.23
6.501 - 7.000	51	11,487,437	2.72
7.001 - 7.500	61	8,320,166	1.97
7.501 - 8.000	6	758,979	0.18
8.001 - 8.500	2	209,686	0.05
Total:	1,620	$ 422,665,192	100.00%

The weighted average gross margin of the Group II Mortgage Loans is approximately 5.391%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	328	$ 88,201,938	20.87%
Less than or equal to 12.500	318	93,702,784	22.17
12.501 - 13.000	276	77,683,590	18.38
13.001 - 13.500	230	62,255,066	14.73
13.501 - 14.000	158	39,497,679	9.34
14.001 - 14.500	87	22,208,130	5.25
14.501 - 15.000	87	18,449,660	4.37
15.001 - 15.500	33	5,916,728	1.40
15.501 - 16.000	25	3,253,910	0.77
16.001 - 16.500	15	3,124,320	0.74
16.501 - 17.000	20	3,269,834	0.77
17.001 - 17.500	22	2,398,251	0.57
17.501 - 18.000	8	957,654	0.23
18.001 - 18.500	7	846,533	0.20
18.501 - 19.000	5	771,614	0.18
19.001 - 19.500	1	127,500	0.03
Total:	1,620	$ 422,665,192	100.00%

The weighted average maximum mortgage rate of the Group II Mortgage Loans is approximately 13.233%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	328	$ 88,201,938	20.87%
Less than or equal to 5.000	423	117,543,896	27.81
5.001 - 5.500	402	106,941,920	25.30
5.501 - 6.000	255	72,441,223	17.14
6.001 - 6.500	80	14,179,767	3.35
6.501 - 7.000	58	12,417,141	2.94
7.001 - 7.500	56	8,038,715	1.90
7.501 - 8.000	8	1,310,427	0.31
8.001 - 8.500	4	547,586	0.13
8.501 - 9.000	2	661,510	0.16
9.001 - 9.500	2	124,900	0.03
9.501 - 10.000	1	128,669	0.03
10.001 - 10.500	1	127,500	0.03
Total:	1,620	$ 422,665,192	100.00%

The weighted average minimum mortgage rate of the Group II Mortgage Loans is approximately 5.420%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Fixed Rate Loans	328	$ 88,201,938	20.87%
November 1, 2005	1	259,200	0.06
December 1, 2005	1	623,317	0.15
October 1, 2006	1	360,000	0.09
November 1, 2006	5	1,074,761	0.25
December 1, 2006	26	8,834,421	2.09
January 1, 2007	42	13,846,302	3.28
February 1, 2007	29	9,001,815	2.13
March 1, 2007	22	6,080,641	1.44
April 1, 2007	102	25,175,575	5.96
May 1, 2007	324	82,125,419	19.43
June 1, 2007	360	87,789,848	20.77
July 1, 2007	267	68,922,207	16.31
August 1, 2007	2	562,255	0.13
November 1, 2007	2	919,075	0.22
December 1, 2007	3	1,096,522	0.26
January 1, 2008	5	1,795,150	0.42
February 1, 2008	4	1,474,428	0.35
March 1, 2008	1	159,698	0.04
April 1, 2008	7	2,072,042	0.49
May 1, 2008	18	4,574,732	1.08
June 1, 2008	17	4,492,162	1.06
July 1, 2008	16	4,175,877	0.99
August 1, 2008	1	160,000	0.04
June 1, 2009	1	228,000	0.05
September 1, 2009	1	197,819	0.05
October 1, 2009	1	154,400	0.04
November 1, 2009	2	322,870	0.08
January 1, 2010	1	324,000	0.08
February 1, 2010	1	305,000	0.07
April 1, 2010	4	2,101,538	0.50
May 1, 2010	5	975,300	0.23
June 1, 2010	10	2,025,200	0.48
July 1, 2010	7	1,591,962	0.38
February 1, 2012	1	388,199	0.09
May 1, 2012	1	106,400	0.03
July 1, 2015	1	167,120	0.04
Total:	1,620	$ 422,665,192	100.00%

The weighted average number of months to the next adjustment date for the Group II Mortgage Loans is approximately 25 months.